INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-37224 on Form S-8 of   Air T, Inc., of our report dated
June 19, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the presentation of discontinued operations for the Company's aviation service business), appearing in this Annual Report on Form 10-K of Air T, Inc. for the year ended March 31, 2003.
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Charlotte, North Carolina
June 30, 2003





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